EATON VANCE COMMODITY STRATEGY FUND

Supplement to Statement of Additional Information dated April 7, 2010

1. The following replaces the first and second paragraph under "Portfolio Managers." under "Investment Advisory and Administrative Services":

Portfolio Manager. The portfolio manager of the Fund is John B. Brynjolfsson. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2010, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

John B. Brynjolfsson
Registered Investment Companies	1	$240.7	0	$ 0
Other Pooled Investment Vehicles	1	$110.0	1	$110.0
Other Accounts	2	$ 46.8	0	$ 0

Mr. Brynjolfsson beneficially owned between $500,001 - $1,000,000 in shares of the Fund as of the Fund’s most recent fiscal year ended December 31, 2010 and in the Eaton Vance Family of Funds as of December 31, 2010.

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

March 21, 2011